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                                    EXHIBIT M
                         THE HARTFORD MUTUAL FUNDS, INC.

                              AMENDED AND RESTATED

                                DISTRIBUTION PLAN

                       CLASS A, B, C, R3, R4 AND R5 SHARES

                               ARTICLE I. THE PLAN

This Amended and Restated Distribution Plan (the "Plan") sets forth the terms and conditions on which The Hartford Mutual Funds, Inc. (the "Company"), on behalf of each series of the Company (each a "Fund" and together the "Funds") will pay certain amounts to Hartford Investment Financial Services, LLC (the "Distributor") in connection with the provision by the Distributor, of certain services to the Funds, as set forth herein. Certain of such payments by a Fund may, under Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), be deemed to constitute the financing of distribution by a Fund. This Plan describes all material aspects of such financing as contemplated by the Rule and shall be administered and interpreted, and implemented and continued, in a manner consistent with the Rule. The Fund and each Class of those Funds that currently have adopted this Plan, and the effective dates of such adoption, are as follows:

                          SERIES                                  CLASS     EFFECTIVE DATE
                          ------                                  -----   ------------------
The Hartford Advisers Fund                                          A        July 22, 1996
The Hartford Advisers Fund                                          B        July 22, 1996
The Hartford Advisers Fund                                          C        July 31, 1998

The Hartford Balanced Allocation Fund                               A        May 19, 2004
The Hartford Balanced Allocation Fund                               B        May 19, 2004
The Hartford Balanced Allocation Fund                               C        May 19, 2004

The Hartford Balanced Income Fund                                   A        May 10, 2006
The Hartford Balanced Income Fund                                   B        May 10, 2006
The Hartford Balanced Income Fund                                   C        May 10, 2006

The Hartford Capital Appreciation Fund                              A        July 22, 1996
The Hartford Capital Appreciation Fund                              B        July 22, 1996
The Hartford Capital Appreciation Fund                              C        July 31, 1998
The Hartford Capital Appreciation Fund                             R3       August 2, 2006
The Hartford Capital Appreciation Fund                             R4       August 2, 2006
The Hartford Capital Appreciation Fund                             R5       August 2, 2006

The Hartford Capital Appreciation II Fund                           A       April 29, 2005
The Hartford Capital Appreciation II Fund                           B       April 29, 2005
The Hartford Capital Appreciation II Fund                           C       April 29, 2005
The Hartford Capital Appreciation II Fund                          R3       August 2, 2006
The Hartford Capital Appreciation II Fund                          R4       August 2, 2006
The Hartford Capital Appreciation II Fund                          R5       August 2, 2006

The Hartford Checks and Balances Fund                               A        May 31, 2007
The Hartford Checks and Balances Fund                               B        May 31, 2007
The Hartford Checks and Balances Fund                               C        May 31, 2007

The Hartford Conservative Allocation Fund                           A        May 19, 2004
The Hartford Conservative Allocation Fund                           B        May 19, 2004

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
The Hartford Conservative Allocation Fund                           C        May 19, 2004
The Hartford Disciplined Equity Fund                                A       April 30, 1998
The Hartford Disciplined Equity Fund                                B       April 30, 1998
The Hartford Disciplined Equity Fund                                C        July 31, 1998
The Hartford Disciplined Equity Fund                               R3       August 2, 2006
The Hartford Disciplined Equity Fund                               R4       August 2, 2006
The Hartford Disciplined Equity Fund                               R5       August 2, 2006

The Hartford Dividend and Growth Fund                               A        July 22, 1996
The Hartford Dividend and Growth Fund                               B        July 22, 1996
The Hartford Dividend and Growth Fund                               C        July 31, 1998
The Hartford Dividend and Growth Fund                              R3       August 2, 2006
The Hartford Dividend and Growth Fund                              R4       August 2, 2006
The Hartford Dividend and Growth Fund                              R5       August 2, 2006

The Hartford Equity Growth Allocation Fund,                         A        May 19, 2004
(formerly The Hartford Aggressive Growth Allocation Fund)
The Hartford Equity Growth Allocation Fund,                         B        May 19, 2004
(formerly The Hartford Aggressive Growth Allocation Fund)
The Hartford Equity Growth Allocation Fund,                         C        May 19, 2004
(formerly The Hartford Aggressive Growth Allocation Fund)

The Hartford Equity Income Fund                                     A       August 28, 2003
The Hartford Equity Income Fund                                     B       August 28, 2003
The Hartford Equity Income Fund                                     C       August 28, 2003
The Hartford Equity Income Fund                                    R3       August 2, 2006
The Hartford Equity Income Fund                                    R4       August 2, 2006
The Hartford Equity Income Fund                                    R5       August 2, 2006

The Hartford Floating Rate Fund                                     A       April 29, 2005
The Hartford Floating Rate Fund                                     B       April 29, 2005
The Hartford Floating Rate Fund                                     C       April 29, 2005

The Hartford Fundamental Growth Fund,                               A       April 30, 2001
(formerly The Hartford Focus Fund)
The Hartford Fundamental Growth Fund ,                              B       April 30, 2001
formerly The Hartford Focus Fund)
The Hartford Fundamental Growth Fund ,                              C       April 30, 2001
(formerly The Hartford Focus Fund)

The Hartford Global Communications Fund                             A      October 30, 2000
The Hartford Global Communications Fund                             B      October 30, 2000
The Hartford Global Communications Fund                             C      October 30, 2000

The Hartford Global Enhanced Dividend Fund                          A      November 30, 2007
The Hartford Global Enhanced Dividend Fund                          B      November 30, 2007
The Hartford Global Enhanced Dividend Fund                          C      November 30, 2007
The Hartford Global Enhanced Dividend Fund                         R3      November 30, 2007
The Hartford Global Enhanced Dividend Fund                         R4      November 30, 2007
The Hartford Global Enhanced Dividend Fund                         R5      November 30, 2007

The Hartford Global Financial Services Fund                         A      October 30, 2000
The Hartford Global Financial Services Fund                         B      October 30, 2000
The Hartford Global Financial Services Fund                         C      October 30, 2000

The Hartford Global Growth Fund,                                    A     September 30, 1998
(formerly The Hartford Global Leaders Fund)
The Hartford Global Growth Fund,                                    B     September 30, 1998
(formerly The Hartford Global Leaders Fund)
The Hartford Global Growth Fund,                                    C     September 30, 1998
(formerly The Hartford Global Leaders Fund)
The Hartford Global Growth Fund,                                   R3       August 2, 2006
(formerly The Hartford Global Leaders Fund)
The Hartford Global Growth Fund,                                   R4       August 2, 2006
(formerly The Hartford Global Leaders Fund)
The Hartford Global Growth Fund,                                   R5       August 2, 2006
(formerly The Hartford Global Leaders Fund)

The Hartford Global Health Fund                                     A       April 27, 2000
The Hartford Global Health Fund                                     B       April 27, 2000
The Hartford Global Health Fund                                     C       April 27, 2000
The Hartford Global Health Fund                                    R3       August 2, 2006
The Hartford Global Health Fund                                    R4       August 2, 2006
The Hartford Global Health Fund                                    R5       August 2, 2006

The Hartford Global Technology Fund                                 A       April 27, 2000
The Hartford Global Technology Fund                                 B       April 27, 2000
The Hartford Global Technology Fund                                 C       April 27, 2000

The Hartford Growth Allocation Fund                                 A        May 19, 2004
The Hartford Growth Allocation Fund                                 B        May 19, 2004
The Hartford Growth Allocation Fund                                 C        May 19, 2004

The Hartford High Yield Fund                                        A     September 30, 1998
The Hartford High Yield Fund                                        B     September 30, 1998
The Hartford High Yield Fund                                        C     September 30, 1998

The Hartford High Yield Municipal Bond Fund                         A        May 31, 2007
The Hartford High Yield Municipal Bond Fund                         B        May 31, 2007
The Hartford High Yield Municipal Bond Fund                         C        May 31, 2007

The Hartford Income Fund                                            A      October 31, 2002
The Hartford Income Fund                                            B      October 31, 2002
The Hartford Income Fund                                            C      October 31, 2002

The Hartford Income Allocation Fund                                 A        May 19, 2004
The Hartford Income Allocation Fund                                 B        May 19, 2004
The Hartford Income Allocation Fund                                 C        May 19, 2004

The Hartford Inflation Plus Fund                                    A      October 31, 2002
The Hartford Inflation Plus Fund                                    B      October 31, 2002
The Hartford Inflation Plus Fund                                    C      October 31, 2002

The Hartford International Growth Fund,                             A       April 30, 2001
(formerly The Hartford International Capital Appreciation Fund)
The Hartford International Growth Fund,                             B       April 30, 2001
(formerly The Hartford International Capital Appreciation Fund)
The Hartford International Growth Fund,                             C       April 30, 2001
(formerly The Hartford International Capital Appreciation Fund)
The Hartford International Growth Fund,                            R3       August 2, 2006
(formerly The Hartford International Capital Appreciation Fund)
The Hartford International Growth Fund,                            R4       August 2, 2006
(formerly The Hartford International Capital Appreciation Fund)
The Hartford International Growth Fund,                            R5       August 2, 2006
(formerly The Hartford International Capital Appreciation Fund)

The Hartford International Opportunities Fund                       A        July 22, 1996
The Hartford International Opportunities Fund                       B        July 22, 1996
The Hartford International Opportunities Fund                       C        July 31, 1998
The Hartford International Opportunities Fund                      R3       August 2, 2006
The Hartford International Opportunities Fund                      R4       August 2, 2006
The Hartford International Opportunities Fund                      R5       August 2, 2006

The Hartford International Small Company Fund                       A       April 30, 2001
The Hartford International Small Company Fund                       B       April 30, 2001
The Hartford International Small Company Fund                       C       April 30, 2001

The Hartford LargeCap Growth Fund                                   A      November 30, 2006
The Hartford LargeCap Growth Fund                                   B      November 30, 2006
The Hartford LargeCap Growth Fund                                   C      November 30, 2006

The Hartford MidCap Fund                                            A        July 22, 1996
The Hartford MidCap Fund                                            B        July 22, 1996
The Hartford MidCap Fund                                            C        July 31, 1998

The Hartford MidCap Growth Fund                                     A      February 8, 2006
The Hartford MidCap Growth Fund                                     B      February 8, 2006
The Hartford MidCap Growth Fund                                     C      February 8, 2006

The Hartford MidCap Value Fund                                      A       April 30, 2001
The Hartford MidCap Value Fund                                      B       April 30, 2001
The Hartford MidCap Value Fund                                      C       April 30, 2001

The Hartford Money Market Fund                                      A        July 22, 1996
The Hartford Money Market Fund                                      B        July 22, 1996
The Hartford Money Market Fund                                      C        July 31, 1998

The Hartford Retirement Income Fund                                 A     September 30, 2005
The Hartford Retirement Income Fund                                 B     September 30, 2005
The Hartford Retirement Income Fund                                 C     September 30, 2005
The Hartford Retirement Income Fund                                R3       August 2, 2006
The Hartford Retirement Income Fund                                R4       August 2, 2006
The Hartford Retirement Income Fund                                R5       August 2, 2006

The Hartford Select MidCap Growth Fund                              A      December 31, 2004
The Hartford Select MidCap Growth Fund                              B      December 31, 2004
The Hartford Select MidCap Growth Fund                              C      December 31, 2004

The Hartford Select MidCap Value Fund                               A       April 29, 2005
The Hartford Select MidCap Value Fund                               B       April 29, 2005
The Hartford Select MidCap Value Fund                               C       April 29, 2005

The Hartford Select SmallCap Value Fund                             A      February 8, 2006
The Hartford Select SmallCap Value Fund                             B      February 8, 2006
The Hartford Select SmallCap Value Fund                             C      February 8, 2006

The Hartford Short Duration Fund                                    A      October 31, 2002
The Hartford Short Duration Fund                                    B      October 31, 2002
The Hartford Short Duration Fund                                    C      October 31, 2002

The Hartford Small Company Fund                                     A        July 22, 1996
The Hartford Small Company Fund                                     B        July 22, 1996
The Hartford Small Company Fund                                     C        July 31, 1998
The Hartford Small Company Fund                                    R3       August 2, 2006
The Hartford Small Company Fund                                    R4       August 2, 2006
The Hartford Small Company Fund                                    R5       August 2, 2006

The Hartford Stock Fund                                             A        July 22, 1996
The Hartford Stock Fund                                             B        July 22, 1996
The Hartford Stock Fund                                             C        July 31, 1998

The Hartford Strategic Income Fund                                  A        May 31, 2007
The Hartford Strategic Income Fund                                  B        May 31, 2007
The Hartford Strategic Income Fund                                  C        May 31, 2007

The Hartford Target Retirement 2010 Fund                            A     September 30, 2005
The Hartford Target Retirement 2010 Fund                            B     September 30, 2005
The Hartford Target Retirement 2010 Fund                            C     September 30, 2005
The Hartford Target Retirement 2010 Fund                           R3       August 2, 2006
The Hartford Target Retirement 2010 Fund                           R4       August 2, 2006
The Hartford Target Retirement 2010 Fund                           R5       August 2, 2006

The Hartford Target Retirement 2020 Fund                            A     September 30, 2005
The Hartford Target Retirement 2020 Fund                            B     September 30, 2005
The Hartford Target Retirement 2020 Fund                            C     September 30, 2005
The Hartford Target Retirement 2020 Fund                           R3        May 10, 2006
The Hartford Target Retirement 2020 Fund                           R4        May 10, 2006
The Hartford Target Retirement 2020 Fund                           R5        May 10, 2006

The Hartford Target Retirement 2030 Fund                            A     September 30, 2005
The Hartford Target Retirement 2030 Fund                            B     September 30, 2005
The Hartford Target Retirement 2030 Fund                            C     September 30, 2005
The Hartford Target Retirement 2030 Fund                           R3       August 2, 2006
The Hartford Target Retirement 2030 Fund                           R4       August 2, 2006
The Hartford Target Retirement 2030 Fund                           R5       August 2, 2006

The Hartford Tax-Free California Fund                               A      October 31, 2002
The Hartford Tax-Free California Fund                               B      October 31, 2002
The Hartford Tax-Free California Fund                               C      October 31, 2002

The Hartford Tax-Free New York Fund                                 A      October 31, 2002
The Hartford Tax-Free New York Fund                                 B      October 31, 2002
The Hartford Tax-Free New York Fund                                 C      October 31, 2002

The Hartford Total Return Bond Fund                                 A        July 22, 1996
The Hartford Total Return Bond Fund                                 B        July 22, 1996
The Hartford Total Return Bond Fund                                 C        July 31, 1999
The Hartford Total Return Bond Fund                                R3       August 2, 2006
The Hartford Total Return Bond Fund                                R4       August 2, 2006
The Hartford Total Return Bond Fund                                R5       August 2, 2006

The Hartford Value Fund                                             A       April 30, 2001
The Hartford Value Fund                                             B       April 30, 2001
The Hartford Value Fund                                             C       April 30, 2001
The Hartford Value Fund                                            R3       August 2, 2006
The Hartford Value Fund                                            R4       August 2, 2006
The Hartford Value Fund                                            R5       August 2, 2006

                  ARTICLE II. DISTRIBUTION AND SERVICE EXPENSES

Each Fund shall pay to the Distributor a fee in the amount specified in Article III hereof. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of the applicable Class of shares of the Funds, including, but not limited to the payment of Distribution Expenses (as defined below) and Service Expenses (as defined below). Distribution Expenses include, but are not limited to, (a) payment of initial and ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell each Fund's shares; (b) compensation to employees of the Distributor; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of the Distributor incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution-related expenses (including personnel of the Distributor).

"Service Expenses" shall mean fees for activities covered by the definition of "service fee" contained in Article III, Section 26(b) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., which provides that service fees shall mean payments by an investment company for personal service and/or the maintenance of shareholder accounts.

                        ARTICLE III. MAXIMUM EXPENDITURES

                                 CLASS A SHARES

The expenditures to be made by each Fund pursuant to this Plan, and the basis upon which such expenditures will be made, shall be determined by each Fund, and in no event shall such expenditures exceed 0.35% of the average daily net asset value of the Class A shares of any Fund (determined in accordance with each Fund's prospectus as from time to time in effect) on an annual basis to cover Distribution Expenses and Service Expenses. Up to 0.25% may be used to cover Service Expenses. All such expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

                              CLASS B AND C SHARES

The expenditures to be made by each Fund pursuant to this Plan, and the basis upon which such expenditures will be made, shall be determined by each Fund, and in no event shall such expenditures exceed 1.00% of the average daily net asset value of the Class B shares or Class C shares, as applicable, of any Fund (determined in accordance with each Fund's prospectus as from time to time in effect) on an annual basis to cover Distribution Expenses and Service Expenses. Up to 0.25% may be used to cover Service Expenses. All such expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

                           CLASS R3, R4 and R5 SHARES

The expenditures to be made by each Fund pursuant to this Plan, and the basis upon which such expenditures will be made, shall be determined by each Fund, and in no event shall such expenditures exceed 1.00% of the average daily net asset value of the Class R3 shares or Class R4 shares or Class R5 shares, as applicable, of any Fund (determined in accordance with each Fund's prospectus as from time to time in effect) on an annual basis to cover Distribution Expenses and Service Expenses. Up to 0.25% may be used to cover Service Expenses. All such expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

                     ARTICLE IV. EXPENSES BORNE BY THE FUNDS

Notwithstanding any other provision of this Plan, the Company, each Fund and its administrator, may bear the respective expenses to be borne by them under any administrative services agreement, as from time to time in effect under the Company's current prospectus. Except as otherwise contemplated by this Plan, the Company, and each Fund shall not, directly or indirectly, engage in financing any activity which is primarily intended to or should reasonably result in the sale of shares of any Fund.

It is recognized that the costs of distributing Fund's shares may exceed the sum of all sales charges collected on sales of Fund shares. In view of this, if and to the extent that any investment management and administration fees paid by a fund might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Fund's shares, the payment by that Fund of such fees hereby is authorized under this Plan.

             ARTICLE V. APPROVAL BY BOARD OF DIRECTORS, SHAREHOLDERS

This Plan shall not be effective with respect to any class of shares of a Fund unless: (a) this Plan has been approved by the vote of the majority of the outstanding voting shares of such class, if this Plan is adopted for such class after any public offering of the shares of such class or the sale of shares of such class to persons who are not affiliated persons of the Company, affiliated persons of such person, a promoter of the Company, or affiliated persons of such promoters; and (b) this Plan, together with any related agreements, has been approved for such class, by votes cast in person at a meeting called for the purpose of voting on this Plan and any such related agreements, of a majority of both (i) the Directors of the Company and (ii) those directors who are not "interested persons" of the Company and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Independent Directors").

                            ARTICLE VI. CONTINUANCE

This Plan and any related agreement shall continue in effect with respect to each Fund from year to year provided such continuance is specifically approved at least annually in the manner provided for in Article V, clause (b).

                            ARTICLE VII. INFORMATION

The Distributor shall provide the Board of Directors and the Board of Directors, and, in particular, the Independent Directors, shall review, in the exercise of their fiduciary duties, at least quarterly, a written report of the amounts expended with respect to the Class A, B, C, R3, R4 and R5 shares of each Fund by the Distributor under this Plan and the Principal Underwriting Agreement and the purposes for which such expenditures were made.

                            ARTICLE VIII. TERMINATION

This Plan may be terminated with respect to any class of shares of a Fund (a) at any time by vote of a majority of the Independent Directors, or a majority of the applicable Fund's outstanding voting Class A, B, C, R3, R4 or R5 shares, as applicable, or (b) by the Distributor on 60 days' notice in writing to the applicable Fund(s).

Termination or discontinuance of the Plan with respect to one Fund shall not affect the continued effectiveness of this Plan with respect to the shares or classes of any other Fund.

                             ARTICLE IX. AGREEMENTS

Each agreement with any person relating to implementation of this Plan shall be in writing, and each agreement related to this Plan shall provide:

     (a) That, with respect to each Fund, such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by vote of a majority of the Fund's then outstanding voting Class A, B, C, R3, R4 or R5 shares, as applicable.

     (b) That such agreement shall terminate automatically in the event of its assignment.

                              ARTICLE X. AMENDMENTS

This Plan may not be amended to increase materially the maximum amount of the fees payable by any Fund hereunder without the approval of a majority of the outstanding voting Class A, B, C, R3, R4 or R5 shares, as applicable, of the applicable Fund. No material amendment to the Plan shall, in any event, be effective unless it is approved by the Board of Directors in the same manner as is provided for in Article V.

                      ARTICLE XI. PRESERVATION OF DOCUMENTS

The Company shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made to the Board for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

                      ARTICLE XII. LIMITATION OF LIABILITY

No Fund of the Company shall be responsible for the obligations of any other Fund of the Company.

                      ARTICLE XIII. SELECTION OF DIRECTORS

While this Plan is in effect, the selection and nomination of Directors who are not interested persons of the Company shall be committed to the discretion of the Board of Directors who are not interested persons of the Company.

                           ARTICLE XIV. DEFINED TERMS

As used in this Plan, the terms "majority of the outstanding voting shares" shall have the same meaning as the phrase "majority of the outstanding voting securities" has in the Act, and the phrases "interested person" and "assignment" shall have the same meaning as those phrases have in the Act.

Adoption Date: 08.02.06


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